UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2002

MAXTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14016	77-0123732

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 894-5000

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On August 15, 2002, Maxtor Corporation announced that it is discontinuing the manufacturing and sales of its MaxAttach™ branded network attached storage (NAS) products.

     The press release dated August 15, 2002 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     The following Exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press release dated August 15, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXTOR CORPORATION

Date: August 19, 2002	By:	/s/ Glenn H. Stevens Glenn H. Stevens Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 15, 2002.